UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23654

MAINSTAY CBRE GLOBAL

INFRASTRUCTURE MEGATRENDS

FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1.	Reports to Stockholders.

MainStay CBRE Global Infrastructure Megatrends Fund

Message from the President and Annual Report
May 31, 2022 | NYSE Symbol MEGI
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

The Fund has adopted a managed distribution policy (the “Distribution Policy”), pursuant to a Securities and Exchange Commission exemptive order, with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the Fund currently expects to make monthly distributions to Common shareholders at a distribution rate per share of $0.1083. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Distribution Policy. The Distribution Policy provides that the Board of Trustees of the Fund may amend or terminate the Distribution Policy at any time without prior notice to Fund shareholders. The Fund does not believe there are any reasonably foreseeable circumstances that would cause the termination of the Distribution Policy. The amendment or termination of the Distribution Policy could have an adverse effect on the market price of the Fund’s shares.

Message from the President
The reporting period from October 27, 2021, through May 31, 2022, began on an optimistic note, with markets buoyed by economic growth and gradual commercial reopening despite a new wave of COVID-19 infections. However, sharply rising inflation, increasing interest rates, mounting geopolitical uncertainty related to Russia’s war in Ukraine and the lingering effects of the pandemic weighed heavily on confidence and drove increasingly turbulent market conditions as the period progressed.
Even before the reporting period began, inflation started to rise in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned negative in January and February 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor, a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs and natural gas prices soared, while many key agricultural chemicals and industrial metals reached record levels. The U.S. Federal Reserve responded by raising interest rates 0.25% in March, and followed with a 0.50% increase in May– the largest rate hike in more than two decades.
Although most equity sectors struggled in this environment, the underlying conditions created a favorable backdrop for the MainStay CBRE Global Infrastructure Megatrends Fund. In particular, rising energy prices bolstered returns for companies engaged in the energy transition and electrification of the energy grid, while strong demand for infrastructure assets prompted attractive buyout bids from private infrastructure companies for investments across a wide range of infrastructure areas.
Today, despite the continuing impact of COVID-19, much of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks, as they raise interest rates to fight inflation while trying to limit the risks of recession, are likely to further affect global markets and economies.
However these forces impact financial markets in the immediate future, the secular trends on which MainStay CBRE Global Infrastructure Megatrends Fund focuses—decarbonization, asset modernization and digital transformation—are likely to continue playing a major role in shaping the global investment environment over the longer term. We believe that MainStay CBRE Global Infrastructure Megatrends Fund leverages the capabilities of the CBRE Investment Management team’s industry-leading real asset investment expertise, and their unmatched global network and research platform, to provide you with an investment vehicle specifically targeted toward these key trends. It’s one way that New York Life Investments’ multi-boutique approach offers relevant and innovative approaches to help achieve your financial goals.
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)
Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate. For performance information current to the most recent month-end, please visit newyorklifeinvestments.com/megi.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of Fund shares.
Cumulative Total Returns for the Period-Ended May 31, 2022
Since Inception[1]
Net Asset Value (“NAV”)[2]	6.28%
Market Price[2]	(4.02)
FTSE Global Core Infrastructure 50/50 Index (Net)[3]	5.61

1.	The Fund commenced operations on October 27, 2021.
2.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
3.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Fund’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

Fund Statistics as of May 31, 2022
NYSE Symbol	MEGI	Premium/Discount [1]	(9.90)%
CUSIP	56064Q107	Total Net Assets (millions)	$1,077.3
Commencement of Operations	10/27/2021	Total Managed Assets (millions)[2]	$1,505.2
Market Price	$18.65	Leverage [3]	28.43%
NAV	$20.70

1.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
2.	"Managed Assets" is defined as the Fund’s total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
3.	Leverage is based on the use of funds borrowed from banks or other financial institutions, expressed as a percentage of Managed Assets.

Portfolio Composition as of May 31, 2022†(Unaudited)
United States	39.8%
United Kingdom	11.2
Spain	9.1
Italy	6.7
Canada	6.3
France	5.9
China	5.0
Australia	4.6
Singapore	4.2%
Hong Kong	3.6
Guernsey	1.8
Ireland	0.7
Jersey, C.I.	0.3
Other Assets, Less Liabilities	0.8
100.0%
†	As a percentage of Managed Assets.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of May 31, 2022 (excluding short-term investments) (Unaudited)
1.	National Grid plc
2.	Enel SpA
3.	ONEOK, Inc.
4.	Williams Cos., Inc. (The)
5.	Enagas SA
6.	Enbridge, Inc.
7.	Eutelsat Communications SA
8.	Atlantica Sustainable Infrastructure plc
9.	Edison International
10.	Guangdong Investment Ltd.

6	MainStay CBRE Global Infrastructure Megatrends Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jeremy Anagnos, CFA, Daniel Foley, CFA, Hinds Howard and Joseph Smith, CFA, of CBRE Investment Management Listed Real Assets LLC, the Fund’s Subadvisor.
How did MainStay CBRE Global Infrastructure Megatrends Fund perform during the period October 27, 2021 (commencement of operations) through May 31, 2022?
During the reporting period, MainStay CBRE Global Infrastructure Megatrends Fund returned 6.28% at NAV (net asset value) and −4.02% at market price.1
What factors affected the Fund’s performance during the reporting period?
The Fund is exposed to three megatrend themes: decarbonization, asset modernization and digital transformation. During the reporting period, rising energy prices significantly affected the performance of companies in the decarbonization theme, as well as the performance of companies in the asset modernization theme that are part of the energy transition, such as midstream/pipeline companies. Higher energy prices resulted from increased global demand as the world recovered from the depressed COVID-19 economic cycle, in addition to the impact of the Russia/Ukraine war on energy supply. Europe responded to the war by moving toward less reliance on Russian energy, including an acceleration of renewable energy investment. Companies engaged in the energy transition and electrification of the energy grid were beneficiaries of these developments.
Another significant factor affecting performance was the bidding for listed infrastructure companies by large, private infrastructure funds at a significant premium to their share prices. The Fund had three investments receive offers to acquire all outstanding shares by private funds. These investments covered a range of sectors, including data centers, toll roads and utilities. There remains significant capital in the private market seeking core infrastructure assets, and the listed market is a large, liquid pool of high-quality assets trading at a 20-30% discount to the value of those assets in the private market.
What was the impact of the Fund’s distribution policies during the reporting period?
The Fund's managed distribution policy had no effect on the Fund's investment strategy during the reporting period. In December 2021, the Fund announced its inaugural distribution, setting the distribution at a rate that is consistent with the underlying income and expected return of the investments. The distribution policy was set at $1.30/share on an annual basis. Current distribution estimates, as disclosed in recent 19(a) Notices, suggest that the fiscal year-to-date distributions are comprised of net investment income as well as short-term and long-term capital gains. At this time, it is not anticipated that any of the distributions made during the reporting period will be classified as a return of capital. In general, the fixed monthly distribution policy does not affect the Fund's investment strategy. However, the Fund may occasionally need to raise cash to fund the distributions through the sale of portfolio securities at less-than-opportune times. In addition, distributions reduce the net assets of the Fund, which in turn could increase the Fund's expense ratio.
How was the Fund’s leverage strategy implemented during the reporting period?
The Fund established a line of credit with a large financial institution. We monitor the line of credit daily, seeking to optimize the use of this credit facility. The target level of leverage is 30% of the Fund’s managed assets; during the reporting period, the Fund remained close to, but did not exceed, this level.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?
Common stock securities generated the bulk of the Fund’s return during the reporting period. The strongest contributions to the Fund’s performance came from investments in the asset modernization theme – specifically shares in companies in the midstream sector classified in the energy transition sub-theme. (Contributions take weightings and total returns into account.) Rising energy prices drove investor interest in the traditional energy market, as the need for energy security, diversity and safety was highlighted by Russia/Ukraine war. In addition, shares in electric utilities in the decarbonization theme that are supporting the electrification of the grid contributed positive returns. These companies offer stable earnings, buoyed by regulation that is relatively unaffected by the macroeconomic challenges weighing on the broad equity market.
The weakest contributors to performance were preferred/convertible preferred and other securities. While this group delivered a positive return of 1.5%, it lagged the return of the Fund’s common stocks, as the majority of the securities in this group offer fixed-income payments, thus making them more interest-rate sensitive.
Among the Fund’s megatrend themes, the digital transformation theme was the weakest, generating a negative 1.0% return. The weak performance in the reporting period reflected a shift in investor sentiment away from growth stocks. The data center, tower, satellite and fiber network owners in this group tend to have higher growth rates and more contracted cash flows, as opposed to regulation that is more demand sensitive.
What were some of the Fund’s largest purchases and sales during the reporting period?
After the initial investment period, the Fund’s largest purchases were shares in Clearway Energy and Mapletree Industrial Trust. Clearway Energy is an owner of contracted renewable generation assets, which falls in the renewable leadership sub-group of the decarbonization megatrend theme. In our opinion, the company is well positioned to continue to grow its portfolio, and the recent addition of TotalEnergies as a major shareholder provides another strong sponsor of renewable projects for the company to acquire in the future. Mapletree Industrial Trust is a Singapore-based real estate investment trust increasingly active in data center investment in Singapore. The company offers an interesting value option in the growing data center market as we believe it has yet to be fully valued based on those assets.
The largest sales during the reporting period included France-based gas utility Engie and Spain-based electric utility Red

1.	See page 5 for more information on Fund returns.

Eléctrica. The Russia/Ukraine war impacted energy markets, particularly in Europe. Rising energy prices led to political pressures to socialize those costs. The Fund sought to limit its exposure to the increasing political risk by reducing its position in Engie; the company procures 30% of its gas volumes from Russia and was an investor in the Nord Stream 2 natural gas pipeline from Russia to Germany, which was denied certification by Germany in the run-up to Russia’s invasion of Ukraine. The Fund continued to retain a smaller position in Engie as the company has a growing renewable generation portfolio and appears well positioned to earn higher cash flows on its fossil-fuel generation assets. The Fund sold its entire position in Red Eléctrica. While the company offered exposure to the electrification theme in Europe, we saw limited growth options and its valuation had risen relative to other opportunities in the region.
How did the Fund’s sector weightings change during the reporting period?
There were no material changes to the Fund’s megatrend theme weightings during the reporting period.
How was the Fund positioned at the end of the reporting period?
As of May 31, 2022, the Fund has allocated 52% of its managed assets to the decarbonization megatrend theme, 34% to asset modernization and 13% to digital transformation. These allocations represent significant exposure to companies playing a role in the decarbonization of the energy market, including companies—such as regulated electric utilities and integrated electric utilities—that are renewable development leaders. Within the asset modernization theme, the Fund holds diversified exposure to companies continuing to underpin the clean energy transition in the midstream sector, as well as companies promoting investment in clean water and transport mobility. Digital transformation remains a key, long-term secular theme in the infrastructure market, reflecting the growing need for new assets to support the storage, processing and transmission of data. We believe the Fund is also well positioned with a mix of 84% of its managed assets in common stock securities and 15% preferred/convertible preferred and other securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
8	MainStay CBRE Global Infrastructure Megatrends Fund

Portfolio of Investments May 31, 2022†
	Shares	Value
Closed-End Funds 6.0%
Guernsey 2.6% (1.8% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Decarbonization)	4,785,487	$ 7,840,097
Renewables Infrastructure Group Ltd. (The) (Decarbonization)	11,865,304	19,947,115
		27,787,212
Jersey, C.I. 0.4% (0.3% of Managed Assets)
GCP Asset-Backed Income Fund Ltd. (Asset Modernization)	3,391,651	4,197,428
United Kingdom 3.0% (2.1% of Managed Assets)
Foresight Solar Fund Ltd. (Decarbonization)	5,213,000	7,806,305
Greencoat UK Wind plc (Decarbonization)	9,030,000	17,070,188
HICL Infrastructure plc (Asset Modernization)	3,340,514	7,452,185
		32,328,678
Total Closed-End Funds (Cost $64,033,379)		64,313,318
Common Stocks 111.7%
Australia 6.4% (4.6% of Managed Assets)
APA Group (Asset Modernization)	1,797,000	14,633,590
Atlas Arteria Ltd. (Asset Modernization)	7,628,000	39,330,067
Aurizon Holdings Ltd. (Asset Modernization)	5,340,000	15,369,553
		69,333,210
Canada 7.0% (5.0% of Managed Assets)
Enbridge, Inc. (Asset Modernization)	998,200	46,112,050
Pembina Pipeline Corp. (Asset Modernization)	576,500	23,245,049
TransAlta Renewables, Inc. (Decarbonization)	413,800	5,672,840
		75,029,939
China 6.9% (5.0% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Asset Modernization)	33,170,000	10,982,030
Guangdong Investment Ltd. (Asset Modernization)	38,701,728	48,798,622
Jiangsu Expressway Co. Ltd. Class H (Asset Modernization)	5,064,000	5,233,183
	Shares	Value

China (continued)
Zhejiang Expressway Co. Ltd. Class H (Asset Modernization)	10,800,000	$ 9,510,296
		74,524,131
France 8.2% (5.9% of Managed Assets)
Engie SA (Decarbonization)	2,769,985	37,246,563
Eutelsat Communications SA (Digital Transformation)	4,320,677	51,303,860
		88,550,423
Hong Kong 5.0% (3.6% of Managed Assets)
CK Infrastructure Holdings Ltd. (Decarbonization)	4,329,500	29,008,191
Power Assets Holdings Ltd. (Decarbonization)	3,833,000	25,039,676
		54,047,867
Ireland 1.0% (0.7% of Managed Assets)
Greencoat Renewables plc (Decarbonization)	8,495,490	10,490,156
Italy 9.4% (6.7% of Managed Assets)
Atlantia SpA (Asset Modernization)	362,239	8,786,355
Enel SpA (Decarbonization)	11,479,084	74,566,021
Infrastrutture Wireless Italiane SpA (Digital Transformation)	450,000	5,009,904
Terna - Rete Elettrica Nazionale (Decarbonization)	1,555,497	13,181,404
		101,543,684
Singapore 5.9% (4.2% of Managed Assets)
Keppel Infrastructure Trust (Asset Modernization)	29,000,000	11,949,551
Mapletree Industrial Trust (Digital Transformation)	4,812,000	8,701,031
NetLink NBN Trust (Digital Transformation)	60,860,000	43,073,831
		63,724,413
Spain 12.7% (9.1% of Managed Assets)
Atlantica Sustainable Infrastructure plc (Decarbonization)	1,517,400	49,543,110
Enagas SA (Asset Modernization)	2,466,351	56,452,465
Endesa SA (Decarbonization)	1,411,697	31,277,616
		137,273,191
United Kingdom 12.8% (9.1% of Managed Assets)
National Grid plc (Decarbonization)	5,481,098	81,127,172
SSE plc (Decarbonization)	1,635,607	36,549,618

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2022† (continued)
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
United Utilities Group plc (Asset Modernization)	1,485,384	$ 19,813,226
		137,490,016
United States 36.4% (26.0% of Managed Assets)
American Electric Power Co., Inc. (Decarbonization)	81,259	8,290,855
Clearway Energy, Inc. Class C (Decarbonization)	453,300	15,888,165
Crown Castle International Corp. (Digital Transformation)	182,529	34,616,625
Edison International (Decarbonization)	705,700	49,335,487
FirstEnergy Corp. (Decarbonization)	596,100	25,608,456
Iron Mountain, Inc. (Digital Transformation)	543,000	29,267,700
Kinder Morgan, Inc. (Asset Modernization)	534,400	10,522,336
Medical Properties Trust, Inc. (Asset Modernization)	466,500	8,667,570
OGE Energy Corp. (Decarbonization)	1,024,500	42,311,850
ONEOK, Inc. (Asset Modernization)	970,000	63,874,500
South Jersey Industries, Inc. (Asset Modernization)	349,100	12,166,135
Southern Co. (The) (Decarbonization)	162,000	12,256,920
Uniti Group, Inc. (Digital Transformation)	1,374,800	15,590,232
Williams Cos., Inc. (The) (Asset Modernization)	1,707,200	63,268,832
		391,665,663
Total Common Stocks (Cost $1,170,231,485)		1,203,672,693
Convertible Preferred Stocks 10.8%
United States 10.8% (7.7% of Managed Assets)
AES Corp. (The) (Decarbonization)
6.875%	364,900	32,695,040
American Electric Power Co., Inc. (Decarbonization)
6.125%	79,107	4,499,606
Dominion Energy, Inc. (Decarbonization)
Series A
7.25%	377,000	38,306,970
South Jersey Industries, Inc. (Asset Modernization)
8.75%	1,811	126,770
	Shares	Value

United States (continued)
Southern Co. (The) (Decarbonization)
Series 2019
6.75%	560,514	$ 31,612,990
Spire, Inc. (Asset Modernization)
Series A
7.50%	169,000	9,203,740
Total Convertible Preferred Stocks (Cost $114,361,804)		116,445,116

	Principal Amount
Corporate Bonds 3.6%
United States 3.6% (2.6% of Managed Assets)
Vistra Corp. (Decarbonization) (a)(b)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 29,000,000	27,810,130
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	11,000,000	10,917,500
Total Corporate Bonds (Cost $40,618,001)		38,727,630

	Shares
Preferred Stocks 6.7%
Canada 1.8% (1.3% of Managed Assets)
Algonquin Power & Utilities Corp. (Decarbonization) (b)
5.091%	54,200	1,074,273
5.162%	62,900	1,195,988
AltaGas Ltd. (Asset Modernization)
5.393% (b)	66,300	1,294,707
Brookfield BRP Holdings Canada, Inc. (Decarbonization)
4.875% (b)	451,794	9,203,044
Enbridge, Inc. (Asset Modernization) (b)
4.376%	244,400	3,588,179
4.46%	221,400	3,345,024
		19,701,215
United States 4.9% (3.5% of Managed Assets)
CMS Energy Corp. (Decarbonization)
5.875%	377,994	9,649,986
Digital Realty Trust, Inc. (Digital Transformation) (b)
5.20%	172,388	4,268,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay CBRE Global Infrastructure Megatrends Fund

	Shares	Value
Preferred Stocks (continued)
United States (continued)
Digital Realty Trust, Inc. (Digital Transformation) (b) (continued)
5.25%	161,791	$ 3,988,148
5.85%	170,000	4,460,800
DTE Energy Co. (Asset Modernization)
5.25%	145,000	3,548,150
Duke Energy Corp. (Decarbonization)
5.75% (b)	287,000	7,441,910
NextEra Energy Capital Holdings, Inc. (Decarbonization)
5.65%	140,000	3,596,600
NiSource, Inc. (Asset Modernization)
6.50% (b)	286,000	7,418,840
Sempra Energy (Asset Modernization)
5.75%	148,000	3,707,400
Spire, Inc. (Asset Modernization)
5.90% (b)	159,620	4,014,443
		52,094,604
Total Preferred Stocks (Cost $77,042,515)		71,795,819
Total Investments (Cost $1,466,287,184)	138.8%	1,494,954,576
Line of Credit Borrowing	(39.6)	(427,000,000)
Other Assets, Less Liabilities	0.8	9,296,833
Net Assets	100.0%	$ 1,077,251,409

†	Percentages indicated are based on Fund net assets applicable to Common Shares.
(a)	Floating rate—Rate shown was the rate in effect as of May 31, 2022.
(b)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
"Managed Assets" is defined as the Fund’s total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,505,195,071 as of May 31, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period October 27, 2021 (commencement of operations) through May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 944,993	$ (944,993)	$ —	$ —	$ —	$ 3	$ —	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2022† (continued)
The following is a summary of the fair valuations according to the inputs used as of May 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ —	$ 64,313,318	$ —	$ 64,313,318
Common Stocks
Australia	—	69,333,210	—	69,333,210
China	—	74,524,131	—	74,524,131
France	—	88,550,423	—	88,550,423
Hong Kong	—	54,047,867	—	54,047,867
Ireland	—	10,490,156	—	10,490,156
Italy	—	101,543,684	—	101,543,684
Singapore	—	63,724,413	—	63,724,413
Spain	49,543,110	87,730,081	—	137,273,191
United Kingdom	—	137,490,016	—	137,490,016
All Other Countries	466,695,602	—	—	466,695,602
Total Common Stocks	516,238,712	687,433,981	—	1,203,672,693
Convertible Preferred Stocks	116,445,116	—	—	116,445,116
Corporate Bonds	—	38,727,630	—	38,727,630
Preferred Stocks	71,795,819	—	—	71,795,819
Total Investments in Securities	$ 704,479,647	$ 790,474,929	$ —	$ 1,494,954,576

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Fund’s investments by Megatrend Themes.
Megatrend Themes
	Value	Percent
Decarbonization	$ 778,061,842	72.2%
Asset Modernization	516,612,276	48.0
Digital Transformation	200,280,458	18.6
	1,494,954,576	138.8
Line of Credit Borrowing	(427,000,000)	(39.6)
Other Assets, Less Liabilities	9,296,833	0.8
Net Assets	$1,077,251,409	100.0%

† Percentages indicated are based on Fund net assets applicable to Common Shares
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Global Infrastructure Megatrends Fund

Statement of Assets and Liabilities as of May 31, 2022
Assets
Investment in securities, at value (identified cost $1,466,287,184)	$1,494,954,576
Cash	314,276
Cash denominated in foreign currencies (identified cost $101,082)	101,101
Receivables:
Dividends and interest	9,131,148
Investment securities sold	3,691,867
Other assets	38,986
Total assets	1,508,231,954
Liabilities
Payable for Line of Credit	427,000,000
Payables:
Investment securities purchased	1,332,571
Manager (See Note 3)	1,248,140
Shareholder communication	289,805
Custodian	73,265
Professional fees	47,400
Transfer agent	5,701
Trustees	396
Accrued expenses	39,605
Interest expense and fees payable	943,662
Total liabilities	430,980,545
Net assets applicable to Common shares	$1,077,251,409
Common shares outstanding	52,047,534
Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$ 20.70
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 52,048
Additional paid-in-capital	1,040,557,027
1,040,609,075
Total distributable earnings (loss)	36,642,334
Net assets applicable to Common shares	$1,077,251,409
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period October 27, 2021 (commencement of operations) through May 31, 2022
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $2,857,635)	$40,083,705
Interest	1,321,426
Dividends-affiliated	2,557
Total income	41,407,688
Expenses
Manager (See Note 3)	8,317,624
Interest expense and fees	2,198,776
Excise tax	341,605
Professional fees	315,180
Shareholder communication	309,423
Trustees	131,189
Custodian	105,436
Transfer agent	18,868
Miscellaneous	110,062
Total expenses	11,848,163
Net investment income (loss)	29,559,525
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	6,631,492
Foreign currency transactions	(393,351)
Net realized gain (loss)	6,238,141
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	28,667,392
Translation of other assets and liabilities in foreign currencies	19,411
Net change in unrealized appreciation (depreciation)	28,686,803
Net realized and unrealized gain (loss)	34,924,944
Net increase (decrease) in net assets to Common shares resulting from operations	$64,484,469
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Global Infrastructure Megatrends Fund

Statement of Changes in Net Assets
for the period October 27, 2021 (commencement of operations) through May 31, 2022
2022
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 29,559,525
Net realized gain (loss)	6,238,141
Net change in unrealized appreciation (depreciation)	28,686,803
Net increase (decrease) in net assets applicable to Common shares resulting from operations	64,484,469
Distributions to Common shareholders	(28,183,740)
Capital share transactions (Common shares):
Net proceeds from sales of shares	1,040,850,680
Net increase (decrease) in net assets applicable to Common shares	1,077,151,409
Net Assets Applicable to Common Shares
Beginning of period	100,000
End of period	$1,077,251,409
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the period October 27, 2021 (commencement of operations) through May 31, 2022
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 64,484,469
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(1,614,041,463)
Long term investments sold	152,281,763
Amortization (accretion) of discount and premium, net	2,103,989
Increase in investment securities sold receivable	(3,691,867)
Increase in dividends and interest receivable	(9,131,148)
Increase in other assets	(38,986)
Increase in investment securities purchased payable	1,332,571
Increase in professional fees payable	47,400
Increase in custodian payable	73,265
Increase in shareholder communication payable	289,805
Increase in due to Trustees	396
Increase in due to manager	1,248,140
Increase in due to transfer agent	5,701
Increase in accrued expenses	39,605
Increase in interest expense and fees payable	943,662
Net realized gain from investments	(6,631,492)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(28,667,392)
Net cash used in operating activities	(1,439,351,582)
Cash Flows From (Used in) Financing Activities:
Proceeds from shares sold	1,040,850,680
Proceeds from line of credit	535,500,000
Payments on line of credit	(108,500,000)
Cash distributions paid, net of change in Common share dividend payable	(28,183,740)
Net cash from financing activities	1,439,666,940
Effect of exchange rate changes on cash	19
Net increase in cash	315,377
Cash at beginning of period	100,000
Cash at end of period	$ 415,377

Supplemental disclosure of cash flow information:

Cash	$314,276
Cash denominated in foreign currencies	101,101
Total cash shown in the Statement of Cash Flows	$415,377
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Global Infrastructure Megatrends Fund

Financial Highlights selected per share data and ratios
October 27, 2021^ through May 31,
2022
Net asset value at beginning of period applicable to Common shares	$ 20.00
Net investment income (loss) (a)	0.58
Net realized and unrealized gain (loss)	0.66
Total from investment operations	1.24
Dividends and distributions to Common shareholders	(0.54)
Dilution effect on net asset value from overallotment issuance	0.00‡
Net asset value at end of period applicable to Common shares	$ 20.70
Market price at end of period applicable to Common shares	$ 18.65
Total investment return on market price (b)	(4.02)%
Total investment return on net asset value (b)	6.28%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	4.78%††
Net expenses (including interest expense and fees) (c)(d)(e)	1.92%††
Interest expense and fees (f)	0.36%††
Portfolio Turnover Rate	12%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 1,077,251

^	Commencement of Operations
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return on market price is calculated assuming a purchase of a Common share at the market price on the first day and a sale on the last day business day of each month. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.
(c)	Net of Excise tax expense of 0.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period and the annualization of all expenses, some of which are fixed or non-recurring.
(f)	Interest expense and fees relate to the Line of Credit borrowing (See Note 6).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements
Note 1–Organization and Business
MainStay CBRE Global Infrastructure Megatrends Fund (the “Fund”) was organized as a Delaware statutory trust on March 30, 2021, and is governed by an agreement and declaration of trust (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “non-diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on October 27, 2021.
Prior to commencement of operations on October 27, 2021, the Fund had no operations other than those relating to organizational matters and the sale of 5,000 common shares on September 17, 2021, to New York Life Investment Management Holdings LLC, the parent company of New York Life Investment Management LLC, for $100,000. Investment operations for the Fund commenced on October 27, 2021.
Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 15, 2033 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.
Prior to the commencement of the twelve-month period preceding the Termination Date, a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, extend the Termination Date (i) once for up to one year and (ii) once for up to an additional six months (the “Extended Termination Date”), upon a determination that winding up the affairs of and liquidating the Fund would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. Additionally, if the Fund completes an Eligible Tender Offer (as defined below), a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, eliminate the Termination Date and cause the Fund to have a perpetual existence as a closed-end fund. An “Eligible Tender Offer” is defined as a tender offer by the Fund to purchase 100% of the then outstanding Common shares of the Fund at a price equal to the NAV per Common share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date.
If the payment for properly tendered Common shares would result in the Fund’s net assets totaling less than $200 million (the “Termination Threshold”), the Eligible Tender Offer shall be canceled, no Common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund would dissolve as set forth above. If an Eligible Tender Offer is conducted and the payment for properly tendered Common shares would result in the Fund’s net assets totaling greater than or equal to the Termination Threshold, all Common shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund may conduct an Eligible Tender Offer upon the affirmative vote of a majority of the Board - or by an instrument signed by a majority of the Board - without a vote of the shareholders.
The Fund's investment objective is to seek a high level of total return with an emphasis on current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager") aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

18	MainStay CBRE Global Infrastructure Megatrends Fund

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of May 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period October 27, 2021 (commencement of operations) through May 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of May 31, 2022, were fair valued in such a manner.
Certain securities and closed-end funds held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted

Notes to Financial Statements (continued)
by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of May 31, 2022, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of May 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized

20	MainStay CBRE Global Infrastructure Megatrends Fund

appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Common Shareholders. Dividends and distributions are recorded on the ex-dividend date. Subject to its managed distribution policy, the Fund intends to distribute monthly all or a portion of its net investment income, including current net realized capital gains, to Common shareholders. The Fund’s monthly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. Unless a Common shareholder elects otherwise, all dividends and distributions are reinvested pursuant to the Fund's dividend reinvestment plan. For information on the Fund’s dividend reinvestment plan, please see page 26.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased by the Fund, other than temporary cash investments that mature in 60 days or less at the time of purchase, are accreted and amortized, respectively, using the effective interest rate method.
(F)  Expenses.  The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Organizational Expenses and Offering Costs.  Prior to the commencement of operations, organizational expenses associated with the establishment of the Fund and offering costs of the Fund with respect to the issuance of shares in the amounts of $458,151 and $437,128, respectively, were shared equally by the Manager and Subadvisor. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Manager and Subadvisor.
(H) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of May 31, 2022.
(K) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor") a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.00% of the “Managed Assets”. "Managed Assets" is defined as the Fund's total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
During the period October 27, 2021 (commencement of operations) through May 31, 2022, New York Life Investments earned fees from the Fund in the amount of $8,317,624 and paid the Subadvisor in the amount of $4,158,815.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.
Note 4–Federal Income Tax
As of May 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,469,142,284	$86,652,432	$(60,840,140)	$25,812,292
As of May 31, 2022, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$10,810,632	$—	$—	$25,831,702	$36,642,334
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales, a debt security treated as equity for tax, and Passive Foreign Investment Company (“PFIC”) adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of May 31, 2022 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$341,605	$(341,605)
The reclassifications for the Fund are primarily due to excise tax paid.
During the year ended May 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$28,183,740
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

22	MainStay CBRE Global Infrastructure Megatrends Fund

Note 6–Line of Credit
The Fund maintains a line of credit under a credit agreement with The Bank of New York Mellon ("BNY Mellon") dated November 4, 2021 (the "Credit Agreement") in order to achieve its investment objective. The aggregate commitment amount is $500,000,000. Under the Credit Agreement, the Fund is subject to (i) a financing charge of the Overnight Bank Funding Rate plus 0.75% on drawn assets and (ii) a commitment fee at an annual rate of 0.25% of undrawn portions of the credit facility to the extent the credit facility utilization rate is less than 80%. The Credit Agreement expires on May 3, 2023. During the period November 4, 2021 through May 31, 2022, the Fund utilized the line of credit for 197 days, maintained an average daily balance of $404,375,635 at a weighted average interest rate of 0.99% and incurred interest expense in the amount of $2,198,776. As of May 31, 2022, borrowings outstanding with respect to the Fund under the Credit Agreement were $427,000,000. Prior to November 30, 2021, the Fund's aggregate commitment amount was $350,000,000.
Note 7–Purchases and Sales of Securities (in 000’s)
During the period October 27, 2021 (commencement of operations) through May 31, 2022, purchases and sales of securities, other than short-term securities, were $1,614,041 and $152,282, respectively.
Note 8–Capital Share Transactions
Transactions in capital shares for the period October 27, 2021 (commencement of operations) through May 31, 2022, were as follows:
Common Shares	Shares	Amount
Period October 27, 2021 (commencement of operations) through May 31, 2022:
Shares sold	52,042,534	$1,040,850,680
Note 9–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 10–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period October 27, 2021 (commencement of operations) through May 31, 2022, events and transactions subsequent to May 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On July 15, 2022, the Fund declared a dividend in the amount of $0.1083 per Common share, payable July 29, 2022, to shareholders of record on July 25, 2022.

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay CBRE Global Infrastructure Megatrends Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay CBRE Global Infrastructure Megatrends Fund (the Fund), including the portfolio of investments, as of May 31, 2022, the related statements of operations, changes in net assets, and cash flows for the period from October 27, 2021 (commencement of operations) through May 31, 2022, and the related notes (collectively, the financial statements) and the financial highlights for the period from October 27, 2021 through May 31,2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations, changes in its net assets, cash flows, and the financial highlights for the period from October 27, 2021 through May 31,2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
July 22, 2022
24	MainStay CBRE Global Infrastructure Megatrends Fund

Dividend Reinvestment Plan (Unaudited)
Introduction
This Dividend Reinvestment Plan (“Plan”) for MainStay CBRE Global Infrastructure Megatrends Fund (“Fund”), provides that for a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) in the Plan (each, a “Participant” and collectively, “Participants”), all dividends and distributions on such Shareholder’s Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares, unless the Participants elect to receive cash. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.
Plan Details
1. The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution such as capital gain or return of capital, (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Shares as per the terms stated in this Plan. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.
2. If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3. The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
4. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.
5. There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred ( currently $0.05) in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to $2.50 sales fee and a $.15 per share sold fee. All per share fees include any applicable brokerage commissions the Plan Administrator is required is required to pay.

Dividend Reinvestment Plan (Unaudited) (continued)
6. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
7. Each Participant may terminate their account under the Plan by notifying the Plan Administrator by telephone, through the Internet or in writing. If the Plan Administrator receives the Participant’s notice of withdrawal near a dividend record date, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the withdrawing Participant. If such dividends are reinvested, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Plan Administrator or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
8. Participants may also request to sell a portion of their Common Shares by notifying the Plan Administrator by telephone, through the Internet or in writing. The Plan Administrator will sell such Common Shares through a broker-dealer selected by the Plan Administrator within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less a $2.50 service fee and a per share fee of $0.15. Participants should note that the Plan Administrator is unable to accept instructions to sell on a specific date or at a specific price.
9. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone, (855) 456-9683, through the Internet at www.computerhsare.com/investor or in writing to P.O. Box 505000, Louisville, Kentucky 40233.
26	MainStay CBRE Global Infrastructure Megatrends Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal period October 27, 2021 (commencement of operations) through May 31, 2022, the Fund designated approximately $26,533,149 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal ended May 31, 2022 should be multiplied by 0.22% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2023, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2022. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal period October 27, 2021 (commencement of operations) through May 31, 2022.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov . The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov .
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

Additional Information Regarding the Fund (Unaudited)
CHANGES OCCURRING DURING THE REPORTING PERIOD
The following information in this annual report is a summary of certain changes during the most recent reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the applicable period, except as noted below, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control.
Principal Risks of the Fund
Recent Events Risk
An outbreak of infectious respiratory disease caused by a novel coronavirus known as COVID-19 (“Coronavirus”), first detected in China in December 2019, has been detected globally. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output and supply chains. There are still travel restrictions, quarantines and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation. Epidemics and/or pandemics, such as the Coronavirus, have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions and lower consumer demand, as well as general concern and uncertainty. The impact of the Coronavirus, and other epidemics and/or pandemics that may arise in the future, are uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. In addition, public health crises caused by the Coronavirus may exacerbate other pre-existing political, social and economic risks in certain countries.
In late February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors.
Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and will continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.
The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the Fund’s performance and the value of an investment in the Fund.
PRINCIPAL INVESTMENT OBJECTIVE
The Fund’s primary investment objective is to seek a high level of total return with an emphasis on current income. There is no assurance that the Fund will achieve its investment objective. Investors should consider their financial situation and needs, investment goals, time horizons and risk tolerance before investing in the Fund's common shares. An investment in the Fund's common shares is not appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund's common shares involves a high degree of risk. Investors could lose some or all of their investment. See "Risk Factors."
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies. The Fund seeks to achieve its investment objective by investing primarily in income-producing equity securities issued by infrastructure companies, including common stock, preferred stock, convertible securities and rights or warrants to buy common stocks. The Fund will typically invest in securities issued by infrastructure companies with market capitalizations of at least $500 million. The Fund intends to focus on three infrastructure megatrends: (i) decarbonization, (ii) digital transformation and (iii) asset modernization. The Fund expects to invest primarily in equity securities of companies located in a number of different countries, including the United States. The Fund may also invest up to 20% of its assets in fixed income securities of infrastructure companies, such as "baby bonds," which are issued in small-dollar denominations.
28

Under normal circumstances, the Fund will invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries. The Fund's Subadvisor, CBRE, defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, operation or maintenance of infrastructure assets. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports, and seaports), utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets, which are any renewable energy generation assets (e.g., wind farm, solar farm, hydro-electric plant, biomass plant) in operation that have entered into contracts for delivery of power to a third-party), and communications assets (such as communications towers, data centers, fiber networks, and satellites.
The Subadvisor uses a multi-step investment process for constructing the Fund's investment portfolio that combines top-down geographic region and infrastructure sector allocations with bottom-up security selection focused within the following three infrastructure megatrends: (i) decarbonization; (ii) digital transformation; and (iii) asset modernization.
Decarbonization: Focusing investments in the equity securities of infrastructure companies that are enabling the transition to cleaner energy sources (including wind, solar and hydro assets) and electrification through investment in companies that own a significant amount of assets (generation, transmission, network grid, storage, smart meters, battery charging stations, among other assets) that will lead to more efficiency and lower carbon-intense power and heating. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). However, the Fund will not invest more than 15% of its Managed Assets in securities that, at the time of investment, are illiquid.
Digital Transformation: Focusing investments in the equity securities of infrastructure companies that are within the communications infrastructure sector and companies owning, operating, and developing cell tower, fiber network, satellite and data center assets.
Asset Modernization: Focusing investments in the equity securities of infrastructure companies that are within the midstream energy, water utilities, gas utilities and transportation infrastructure sectors the Subadvisor believes may benefit from increased investment to repair and enhance existing assets.
The Fund may invest up to 10% of its assets in securities of companies located or doing business in emerging market countries. The Fund's investments may be denominated in U.S. dollars, non-U.S. currencies, or multinational currency units. The Fund may also invest in other investment companies, including exchange-traded funds.
Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in foreign securities. An issuer of a security is considered to be U.S. or foreign based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg.
INVESTMENT PHILOSOPHY AND PROCESS
The Subadvisor uses a disciplined process for constructing the Fund's portfolio focused on both sector allocation and stock selection. The Subadvisor selects sectors that are positioned to benefit from the identified megatrends through a systematic evaluation of public and private infrastructure market trends and conditions. In addition, the Subadvisor uses an in-house valuation and stock selection process to identify investments with superior current income and growth potential relative to their peers. Through this process the Subadvisor constructs a portfolio designed to meet the Fund's investment objective. The process seeks to identify and evaluate risk at all levels of the process (sector reviews, stock analysis and portfolio construction).
This in-house stock selection valuation process examines each investment's intrinsic value in relation to its growth outlook and several risk factors included as an adjustment to a discount rate. The risk factor adjustments are specific to each company and deemed by the Subadvisor as being critical to evaluating infrastructure investments. The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.
PORTFOLIO COMPOSITION
Equity Securities
The Fund invests in equity securities, including common stocks, preferred stocks and convertible securities. Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer's bankruptcy. Prices of equity securities may fluctuate for various reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.
Common Stock. Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Holders of common stock generally have voting rights with respect to the issuer, however, the Fund does not expect to have voting control with respect to any of the issuers of listed equity securities in which it invests. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer's creditors, including holders of debt securities and holders of the issuer's preferred stock. Holders of common stock also may receive dividends; however, unlike the dividends payable with respect to preferred stock (which are described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer's board of directors.
Preferred Stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions. In addition, preferred stock may trade less frequently and in a more limited volume and may be subject to more abrupt or unpredictable price movements than certain other types of securities. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the "Dividends Received Deduction." If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline. Thus, in declining interest rate environments in particular, the Fund's holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Convertible Securities. Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Warrants and Rights
Warrants and rights may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because the value of a warrant or right is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants' or rights' expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
Non-U.S. Securities
The Fund may invest without limit in securities issued by non-U.S. issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. It is currently anticipated that, under normal circumstances, the Fund may invest up to 10% of its assets in securities of emerging market issuers.
Illiquid Securities and Restricted Securities
The Fund's investments may include illiquid securities or restricted securities. A principal risk of illiquid securities or investing in restricted securities is that they may be difficult to sell.
Securities and other investments purchased by the Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e., more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.
Restricted securities, including 144A securities and securities of private companies, are not publicly traded and generally are subject to statutory and/or contractual restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities.
Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.
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Investments in Other Investment Companies
The Fund, subject to the limitations of the 1940 Act, may invest in other investment companies, including mutual funds, closed-end funds, and ETFs that invest primarily in securities of the types in which the Fund may invest directly, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company's portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund's objective and investment program. To the extent the Fund may invest in securities of other investment companies, it may invest in shares of other investment companies, including investment companies advised by affiliates of New York Life Investments. Investment companies are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an investment companies in addition to the management fees and other expenses paid by the Fund.
The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund's performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF's shares could result in the market price of the ETF's shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF's shares and the listing exchange may halt trading of an ETF's shares. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF's holdings and that of the index.
Debt or Fixed-Income Securities
Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.
Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.
Temporary Defensive Investments
In times of unusual or adverse market, economic or political conditions or abnormal circumstances or during the period in which the net proceeds of this offering are being invested, the Fund may for temporary defensive purposes (which may be for a prolonged period) invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash, money market securities or other investments.
Unless action is otherwise taken by the Board in accordance with the Declaration of Trust, the Fund will commence the process of liquidation and termination beginning with the close of business on the Termination Date. As the Fund approaches its Termination Date, and during the period after the Termination Date in which the Fund is in the process of liquidating, the portfolio composition of the Fund may change and the Fund may invest in cash, money market securities or other investments, which may adversely affect the performance of the Fund.
RISK FACTORS
The Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Fund's common shares should not constitute a complete investment program for any investor and involves a high degree of risk. The value of an investment in the Fund's common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's common shares you should consider carefully the following principal risks of investing in the Fund.
Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund.
Limited Operating History
The Fund is a recently organized, non-diversified, closed-end management investment company with limited operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Limited Term Risk
Unless action is otherwise taken by the Board in accordance with the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on the Termination Date. The Fund will not seek to return an initial investment in common shares by an investor on the Termination Date. Instead, the Fund will distribute an amount equal to the Fund's NAV at that time, which may be greater or less than an investor's initial investment. The Fund's limited term may cause it to sell securities when it otherwise would not, which could cause the Fund's returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final termination, which may cause the Fund's fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.
Infrastructure Industry Concentration Risk
Because the Fund concentrates (i.e., invests more than 25% of the its assets) its investments in the infrastructure group of industries, the Fund is particularly exposed to adverse economic, regulatory, political, legal, and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect infrastructure projects, resulting in delays and cost overruns.
Specific infrastructure assets in which the Fund invests may be subject to the following additional risks:
•	Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.
•	Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.
•	Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.
•	Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.
•	Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company's access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.
Market Risk
The value of the Fund's investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security and other markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different asset types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the assets in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility and (ii) reduced market liquidity. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan and trade tensions, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund's investments and operations. Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, recessions or other events, and governments' reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer's fundamentals, due to market and investor reactions to such events. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner.
Equity Securities and Common Stock Risk
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Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer's business, financial condition or prospects. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline, which could result in a loss of the entire principal amount invested.
Preferred Securities Risk
Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer's board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company's financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer's board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Foreign Securities Risk
An issuer of a security is considered to be U.S. or foreign based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg. Although the Fund will generally rely on an issuer’s “country of risk,” as determined by Bloomberg when categorizing securities as either U.S. or foreign-based, it is not required to do so. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by the Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer's securities held by the Fund are significantly impacted by non-U.S. activities.
Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. Foreign investments involve some of the following risks as well:
•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards; and
•	delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Many of the foreign securities in which the Fund invests are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Portfolio's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.
The risks of investing in foreign securities are increased in connection with investments in emerging markets. See "Emerging Markets Risk."

Emerging Markets Risk
The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect the Fund's investments in these countries or regions. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including differing structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Fund) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, the Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, the Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Foreign Currencies Risk
Many of the foreign securities in which the Fund invests are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.
Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect the Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund's assets by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Dividend Paying Securities Risk
Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. The Fund's emphasis on dividend paying securities could cause the Fund to underperform similar funds that invest without consideration of a company's track record of paying dividends or ability to pay dividends in the future. Dividend paying securities may not participate in a broad market advance to the same degree as other securities, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or
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eliminate its dividend. The distributions received by the Fund may not qualify as income for Fund investors.
Convertible Securities Risk
The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock's price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock's price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk—that is, the value of convertible securities will move in the direction opposite to movements in interest rates; they are subject to the risk that the issuer will not be able to pay interest or dividends when due; and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as "junk bonds"). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company's convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered "junior" securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Market Capitalization Risk
To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Fund's performance could be adversely impacted. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.
Debt Securities Risk
The risks involved with investing in debt securities include (without limitation):
•	Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument's liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.
•	Maturity risk: Maturity is the average expected repayment date of the Fund's portfolio, taking into account the expected final repayment dates of the securities in the portfolio. A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund's investments or its overall portfolio.

•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
•	Interest rate risk: A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this prospectus, interest rates in the United States and many parts of the world, including certain European countries, continue to be near recent historically low levels. These levels of interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. The Fund may face a heightened level of interest rate risk due to certain changes or uncertainty in monetary policy, such as an interest rate increase by the Federal Reserve in response to inflationary pressure, among other reasons. For more information on the risks associated inflation, please see “Inflation Risk.”
Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect the Fund's performance. A low or negative interest rate environment may pose additional risks to the Fund because low or negative yields on the Fund's portfolio holdings may have an adverse impact on the Fund's ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund's investments. Should interest rates decrease, the Fund's investments in certain variable-rate and fixed-rate debt securities may be adversely affected.
•	Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and the Fund may also suffer from the inability to reinvest in higher yielding securities. An issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a "call") or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or "prepays" a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested.
Debt securities rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.
Baby bonds are generally long-term, fixed-income debt securities issued in small-dollar denominations. Baby bonds typically mature 10 years after they are issued and some are issued for as long as 30 years. Baby bonds are subject to the risks involved with investing in debt securities and may be more expensive to trade than other bonds.
Leverage Risk
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's NAV. The Fund will also have to pay interest on its borrowings, if any, which may reduce the Fund's return. This interest expense may be greater than the Fund's return on the underlying investment. The Fund's leveraging strategy may not be successful.
If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.
Although it does not currently contemplate doing so, the Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund's common shares, such that holders of preferred shares would have priority over the distribution of the Fund's assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.
The Fund anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of common shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.
There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:
•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any other leverage that the Fund must pay will reduce the return to the holders of the Fund's common shares;
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•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•	when the Fund uses leverage, the investment advisory fees payable to the Manager and the Subadvisor will be higher than if the Fund did not use leverage; and
•	leverage may increase operating costs, which may reduce total return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Subadvisor does not believe that these covenants or guidelines will impede them from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.
The Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Fund's common shares and the returns to the holders of common shares. For more information, please see "Leverage" earlier in this prospectus.
Liquidity Risk
The Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available. In addition, from time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less at approximately the value ascribed to it by the Fund. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund's ability to limit losses.
Valuation Risk
Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund's valuation of the investment. Valuation of the Fund's investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Fund's NAV. The Fund (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate its NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.
Portfolio Management Risk
The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Fund. The Subadvisor's judgment about whether securities acquired by the Fund will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.
Investments selected based at least in part on the Subadvisor's valuation model may not perform as expected. Because the Subadvisor's valuation model may contain certain inappropriate or incorrect assumptions in construction and implementation, the Fund's performance may be adversely affected by reliance on the valuation model.
Other Investment Companies Risk
The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). With respect to closed-end funds and ETFs, the market value of their shares may differ from the NAV of the particular fund; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Subadvisor.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Manager, the Subadvisor and their affiliates are involved with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Manager, the Subadvisor and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Manager, the Subadvisor and their affiliates intend to engage in such activities and may receive compensation from third parties for their services. The Manager, the Subadvisor and their affiliates have no obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Manager, the Subadvisor and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Manager, the Subadvisor and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the funds managed by the Manager, the Subadvisor and their affiliates in a fair and equitable manner.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to the holders of the common shares. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.
Market Discount from Net Asset Value Risk
Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV per common share could decrease as a result of its investment activities and may be greater for investors expecting to sell their common shares in a relatively short period of time following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares.
Because the market price of the common shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the common shares, trading volume of the common shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV or at, below or above the initial public offering price. The Fund will pay (and holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.
Anti-Takeover Provisions
The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the holders of the common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws.
Secondary Market for the Common Shares
The issuance of common shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the common shares. The increase in the number of outstanding common shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such common shares may be issued may put downward pressure on the market price for the common shares. When the common shares are trading at a premium, the Fund may also issue common shares that may be sold through private transactions or effected on the NYSE or through broker-dealers. The increase in the number of outstanding common shares resulting from these offerings may put downward pressure on the market price for common shares.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund's ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, the Fund may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is regulated. Neither New York Life Investments nor the Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not
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adversely affect the Fund's ability to achieve its investment objective. The Fund's activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or the Fund.
Operational and Cyber Security Risk
The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Fund and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Fund's ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting the Fund to fines, penalties or financial losses. The Fund seeks to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Terrorism and Market Disruption Risk
Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of companies in which the Fund invests in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' operations, financial conditions and ability to pay distributions to shareholders.
Recent Events Risk
See “Additional Information Regarding the Fund — Changes Occurring During the Reporting Period” for a description of this principal risk.
Non-Diversification Risk
The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. A non-diversified fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. A non-diversified fund may select its investments from a relatively small pool of issuers consistent with its stated investment objective and policies. An investment in a non-diversified fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the fund's shares.
LIBOR Replacement Risk
The terms of floating rate loans, financings or other transactions in the United States and globally have been historically tied to the London Interbank Offered Rate ("LIBOR"), which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of the Fund's investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund's performance, price volatility, liquidity and value, as well as the price volatility, liquidity and value of the assets that the Portfolio holds. As of January 1, 2022, the Financial Conduct Authority (the "FCA"), the United Kingdom's financial regulatory body and regulator of LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the Financial Conduct Authority, the LIBOR administrator and other regulators also announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time.
In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates(e.g., the Secured Overnight Financing Rate ("SOFR"), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged or investments in structured finance products transitioning to a different rate or at a different time as the assets underlying those structured finance products), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the anticipated cessation of the remaining U.S. dollar LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments.
The Fund's investments may also be tied to other interbank offered rates and currencies, which also will likely face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit sensitive component in the calculation of the rate. Alternative reference rates generally reflect the performance of the market for U.S. treasury securities, which are secured by the U.S. treasury, and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using certain alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.
Various pieces of legislation, including pending legislation in the U.S. Congress and laws enacted by the states of New York and Alabama, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such pieces of legislation include safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.
These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund's investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
Greater China Risk
Investing in securities of issuers located in or economically tied to mainland China, Hong Kong or Taiwan involves certain risks and considerations, including, more frequent trading suspensions (by the government or the issuer itself), government interventions, nationalization of assets, currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations and custody risks.
Mainland China controls matters that relate to defense and foreign affairs but does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. There is no guarantee that mainland China will continue to honor the agreement and mainland China may change its policies regarding Hong Kong in the future. Any such change may adversely affect market conditions and the performance of mainland Chinese and Hong Kong issuers and the value of securities in the Fund's portfolio.
Additionally, the prospect of political reunification of mainland China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.
INVESTMENT PRACTICES
Derivatives. Although it has no current intention to do so, the Fund may also invest in derivative transactions. Derivatives transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the market for municipal bonds and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of the aforementioned derivatives transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any derivative is a function of market conditions. The ability of the Fund to use derivatives transactions successfully will depend on the Subadvisor’s ability to anticipate pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. There is no assurance that these derivative strategies will be available at any time or that the Subadvisor will determine to use them for hedging or risk management purposes or, if used, that the strategies will be successful. Income or gains from derivatives may result in taxable distributions by the Fund.
The principal risks relating to the use of derivatives transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Subadvisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Internal Revenue Code of 1986, as amended may also restrict or affect the ability of the Fund to engage in derivative transactions.
Portfolio Turnover. The Fund’s portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.
The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be
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borne, directly or indirectly, by the Fund and, ultimately, by the Fund’s shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).
USE OF LEVERAGE
The Fund employs leverage to seek to achieve its investment objective primarily through the use of funds borrowed from banks or other financial institutions (i.e., credit facility). In addition, although it has no current intention to do so, the Fund may also employ leverage by issuing preferred shares. The use by the Fund of the proceeds received from issuing preferred shares and borrowing from banks or other financial institutions is referred to as "Effective Leverage." In percentage terms, Effective Leverage is the ratio of the dollar amount of the proceeds received from issuing preferred shares and borrowing from banks or other financial institutions divided by the Fund's total investment exposure. Based on current market conditions, it is anticipated that the Fund's overall Effective Leverage will be approximately 30% of the Managed Assets. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated 30%). However, in no event will the Fund's overall Effective Leverage exceed 50% of the Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. Subject to market conditions, the Fund anticipates using leverage primarily through the use of proceeds received from funds borrowed from banks or other financial institutions (i.e., credit facility).
The use of leverage is subject to numerous risks and will cause the Fund's NAV to be more volatile than if leverage was not used. For example, a decline in the value of the Fund's assets will cause the Fund's NAV to decline more than if the Fund had not used leverage. A reduction in the Fund's NAV may cause a reduction in the market price of its common shares.
Use of leverage creates an opportunity for increased income and return for holders of the common shares but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the common shares. The management fees paid by the Fund will be calculated on the basis of the Managed Assets, which includes proceeds from (and assets subject to) the Fund's Effective Leverage minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of Effective Leverage). Therefore, the management and subadvisory fees payable to the Manager and Subadvisor, respectively, will be higher when leverage is utilized. This will create a conflict of interest between the Manager and Subadvisor, on the one hand, and the holders of the common shares, on the other hand. Accordingly, the Board intends to periodically consider, as deemed relevant by each Trustee, the Fund's use of leverage, including its impact on the Fund's performance and on the fees paid to the Manager and Subadvisor.
There can be no assurance that the Fund's leverage strategy will be successful or that the Fund will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of the common shares.
There can be no assurance that once the Fund has obtained proceeds through Effective Leverage, the Fund will be able, at the maturity of the leverage transaction, to "roll over", replace, or otherwise extend such leverage. If the Fund is unable to extend such leverage, the Fund will be compelled to liquidate portfolio holdings to retire its leverage, and may do so on terms unattractive to the Fund or at a time or subject to market conditions, which are not beneficial to the Fund's overall performance. Such reduction in leverage may also impact negatively the Fund's performance in the future.
The Fund currently uses leverage primarily through the use of funds borrowed from banks or other financial institutions (i.e., credit facility). The Fund reserves the flexibility to issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over common shares. The Fund typically invests the proceeds derived from any leverage offering in securities consistent with the Fund's investment objective and policies. If preferred shares are issued, they may pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause the holders of the common shares to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of the common shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of the common shares than if the Fund were not so leveraged. The Fund will pay (and holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.
The Declaration of Trust authorizes the Fund, without prior approval of the holders of the common shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., credit facility) or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (331/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of common shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of the common shares in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Subadvisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.
Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions, which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares as a class.
The remaining Trustees of the Fund will be elected by holders of common shares and preferred shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common shares total return during the Fund’s first full year of operations, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. Specifically, the table is intended to illustrate the amplified effect leverage may have on common shares total returns based on the performance of the Fund’s underlying assets, i.e., gains or losses will be greater than they otherwise would be without the use of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table below reflects the Fund's (i) continued use of leverage representing 30% of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate of 2.32% payable by the Fund on its leverage, and (iii) the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The common shares must experience an annual return of 0.99% in order to cover the rate of annual dividend and interest payments on preferred shares and/or notes or other forms of indebtedness, if any.
MEGI
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-15.28%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.14
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.99
Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.15
Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.29
Assumed Portfolio Total Return is composed of two elements: the common shares dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the dividends and interest it receives on its investments is entirely offset by losses in the value of those investments.
If the Fund uses leverage, the amount of fees paid to the Manager for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Manager and the Subadvisor have a financial incentive to use leverage, which creates a conflict of interest between the Manager and the Subadvisor and the holders of common shares, as only the holders of common shares would bear the fees and expenses incurred through the Fund's use of leverage.
42

FUNDAMENTAL INVESTMENT LIMITATIONS
The Fund’s investment objectives and certain investment policies of the Fund are described in the Prospectus. The following are the fundamental investment limitations set forth in their entirety. The Fund may not:
(1) issue senior securities, except as permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(2) borrow money, except as permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(4) invest more than 25% of the value of its total assets at the time of purchase in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); provided, however, that the Fund will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.
(5) underwrite securities, except to the extent that the Fund may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and as otherwise permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(6) purchase or sell real estate or any interests therein except as permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and
(7) purchase or sell physical commodities or contracts relating to physical commodities, unless acquired as a result of owning securities or other instruments, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
All other investment policies are considered non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”) without prior approval of a majority of the Fund’s outstanding voting securities.

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a
Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan retired at the end of calendar year 2021, at which time, Ms. Hammond became a Trustee of the Funds. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since March 2021	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios);
MainStay Funds: Trustee since 2017
(12 funds);
MainStay Funds Trust: Trustee since 2017 (33 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017; and
Turtle Beach Corporation: Director since April 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
44	MainStay CBRE Global Infrastructure Megatrends Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021 and Audit Committee Financial Expert	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member
(June 2015 to December 2015)
(31 portfolios);
MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member
(June 2015 to December 2015)
(33 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange- Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of Investment Committee since 2018
Susan B. Kerley 1951	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021 and Audit Committee Financial Expert	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007
(31 portfolios)***;
MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds); MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(33 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021 and Audit Committee Financial Expert	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay Funds: Trustee since 2006
(12 funds);
MainStay Funds Trust: Trustee since 2007 (33 funds)**; and
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Richard H. Nolan, Jr. 1946****	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***;
MainStay Funds: Trustee since 2007
(12 funds);
MainStay Funds Trust: Trustee since 2007 (33 funds)**; and
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Independent Trustees

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since December 2021 and Audit Committee Financial Expert, Advisory Board Member (June 2021 to December 2021)	Retired; Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)
(31 portfolios);
MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (12 funds);
MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (33 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island School of Design: Director and Chair of the Finance Committee since 2015; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Jacques P. Perold 1958	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021	Founder and Chief Executive Officer, CapShift Advisors LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member
(June 2015 to December 2015)
(31 portfolios);
MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Partners in Health: Trustee since 2019;
Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay Funds: Trustee since 1994
(12 funds);
MainStay Funds Trust: Trustee since 2007 (33 funds)**; and
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Board's retirement policy, Mr. Nolan retired from the Board effective December 31, 2021.
Independent Trustees
46	MainStay CBRE Global Infrastructure Megatrends Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay CBRE Global Infrastructure Megatrends Fund since 2021	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust since January 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Fund since 2021	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009, MainStay VP Funds Trust since 2007** and MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Fund since 2021	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust since 2010** and MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011
Scott T. Harrington 1959	Vice President— Administration, MainStay CBRE Global Infrastructure Megatrends Fund since 2021	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay Funds since 2005, MainStay Funds Trust since 2005, MainStay VP Funds Trust since 2005**, and MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Fund since 2021	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC (since 2020); Vice President (since 2018) and Chief Compliance Officer (since 2016), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust (since 2017); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2021 and 2014 to 2020); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
(855) 456-9683
newyorklifeinvestments.com/megi
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.
1943565MS130-22	MSMEGI11-07/22
(NYLIM) NL534

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. Schedule II of the Code has been amended to name Kevin M. Bopp as the Compliance Officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees (“Board”) has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond, and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2022 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $29,500.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended May 31, 2022. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2022.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended May 31, 2022, and (ii) $0 during the fiscal year ended May 31, 2021.

(e) Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended May 31, 2022 and May, 31, 2021 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $32,255 for the fiscal year ended May 31, 2022.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended May 31, 2022 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

(a) The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, Karen Hammond and Susan B. Kerley.

(b) Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund’s portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and their shareholders. Where a Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for the Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager’s Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund’s and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of the Fund, receives proxies in its capacity as a shareholder in an affiliated underlying fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an unaffiliated underlying fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the unaffiliated underlying fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)           The Registrant’s portfolio is managed on a team basis. As of May 31, 2022, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Jeremy Anagnos, CFA. Mr. Anagnos has managed the MainStay CBRE Global Infrastructure Megatrends Fund since 2021 and the MainStay CBRE Global Infrastructure Fund since 2019. Prior to joining CBRE in 2011, he served as Co-Chief Investment Officer of CB Richard Ellis Investors’ Securities Team responsible for portfolio management of global real estate securities separate accounts and funds. Mr. Anagnos was a founder of the securities group at CBRE and assisted in raising over $3 billion in assets as well as overseeing the global 28 member investment and operations team. During his career, he has worked in various management and research positions in the real estate industry with LaSalle Investment Management in Baltimore/Amsterdam and Deutsche Bank in London. Mr. Anagnos has over 24 years of real asset investment management experience. He has a B.S. from Boston College and is a Chartered Financial Analyst® (“CFA®”) charterholder.

Daniel Foley, CFA. Mr. Foley has managed the MainStay CBRE Global Infrastructure Megatrends Fund since 2021 and the MainStay CBRE Global Infrastructure Fund since 2019. He joined CBRE in 2006, and has over 13 years of financial industry experience. In his tenure with CBRE and its predecessor firm, Mr. Foley has gained extensive, multi-disciplined experience evaluating real asset securities spanning developed and emerging markets across the globe. During his long tenure with the firm, he has covered wide-ranging business models. Mr. Foley has an M.B.A. from Villanova University and a B.S. from Drexel University. He is also a CFA® charterholder.

Hinds Howard. Mr. Howard has managed the MainStay CBRE Global Infrastructure Megatrends Fund since 2021 and the MainStay CBRE Global Infrastructure Fund since 2019 and also managed its Predecessor Fund. He joined CBRE in 2013. Prior to that, he was a portfolio manager and partner managing separate accounts with an MLP investment focus at Guzman Investment Strategies. Prior to Guzman, Mr. Howard co-founded and managed Curbstone Group, a Texas-based registered investment advisor firm that managed MLP portfolios on behalf of high net worth clients. He previously worked for Lehman Brothers analyzing and modeling public and private energy MLPs, first in the investment banking division and subsequently for an investment fund investing in MLPs. Mr. Howard has over 15 years of listed MLP and North American energy investment experience. He has an M.B.A. from Babson College and a B.S. from Boston University.

Joseph Smith, CFA. Mr. Smith has managed the MainStay CBRE Global Infrastructure Megatrends Fund since 2021 and the MainStay CBRE Global Infrastructure Fund since 2021. He joined CBRE’s predecessor firm in 1997. Prior to that, Mr. Smith worked in various management and analyst positions in the real estate industry including positions at Alex Brown & Sons, PaineWebber and Radnor Advisors. Mr. Smith has over 29 years of real estate investment management experience. He has his B.S. from Villanova University and his M.B.A. from the Wharton School, University of Pennsylvania. He is also a CFA® charterholder.

(a)(2)           Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of May 31, 2022.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jeremy Anagnos	3 RICs $3,333,470,009	4 Accounts $635,795,015	10 Accounts $1,068,409,301	0 RICs $0	1 Accounts $25,628,172	0 Accounts $0
Daniel Foley	3 RICs $3,333,470,009	3 Accounts $595,624,486	10 Accounts $1,068,409,301	0 RICs $0	0 Accounts $0	0 Accounts $0
Hinds Howard	3 RICs $3,333,470,009	3 Accounts $610,166,843	10 Accounts $1,068,409,301	0 RICs $0	0 Accounts $0	0 Accounts $0
Joseph Smith	8 RICs $6,641,166,352	10 Accounts $1,186,515,703	21 Accounts $2,156,932,502	0 RICs $0	1 Accounts $25,628,172	6 Accounts $197,601,805

Potential Conflicts of Interest

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Fund because they use techniques that are not permitted for the Fund, such as short sales and leveraging.

A portfolio manager who makes investment decisions with respect to the Fund and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

•

A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

•

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

(a)(3)	Portfolio Managers or Management Team Members’ Compensation Structure

The Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, this program encourages an alignment of long-term interests between the Subadvisor and Fund shareholders. The Subadvisor has structured its compensation plan to be competitive with other investment management firms.

Compensation for each Portfolio Manager is structured to align with the interests of Fund shareholders by incentivizing performance without placing emphasis on unreasonable risk taking. Further, to balance any potential conflict or disparate treatment of clients, Portfolio Managers are evaluated on a variety of firm-level criteria. Portfolio Manager compensation is structured as follows:

•

Base Salary— Each Portfolio Manager receives a base salary. Base salaries have been established at competitive market levels and are set forth in the Portfolio Manager’s employment agreement. While base salaries are reviewed periodically by the Subadvisor’s Compensation Committee and its Board of Directors, adjustments are relatively infrequent.

•

Bonus— Portfolio Manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Subadvisor’s Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the Portfolio Manager’s contribution to the team, firm, and overall investment process. Incentive compensation allocations are reported to the Subadvisor’s Board of Directors, though the Board’s approval is not required.

•

Deferred Compensation— The Subadvisor requires deferral of a percentage of incentive compensation exceeding a certain threshold with respect to a single fiscal year. The Subadvisor’s Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Subadvisor’s Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth, and to encourage continued cooperation among key employees in providing services to the Subadvisor’s clients, including the Fund. The value of deferred bonus amounts is tied to the performance of investment funds managed by the Subadvisor, as chosen by the Compensation Committee, although the Committee may elect to leave a portion of the assets un-invested. Deferred compensation vests incrementally, one-third after two years, three years and four years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause, or conduct detrimental to the firm.

•

Profit Participation— Certain Portfolio Managers are equity owners and either own shares of the Subadvisor’s equity or participates in a bonus program featuring awards tied to Subadvisor’s operating income. Some shares remain unvested, and the owners will forfeit these shares if they voluntarily resign. Income-linked bonus awards are paid out on a deferred basis, and participants will forfeit the unpaid portion of an award if they voluntarily resign.

Other Compensation— Portfolio Managers participate in benefit plans and programs available to all employees, such as the Subadvisor’s 401(k) plan.

(a)(4)	Disclosure of Securities Ownership

The following table states, as of May 31, 2022, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP

Jeremy Anagnos	$100,001- $500,000

Daniel Foley	$10,001-$50,000

Hinds Howard	$10,001-$50,000

Joseph Smith	$100,001- $500,000

(b)	Changes in Portfolio Management

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)               Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (“Disclosure Controls”), as of a date within 90 days prior to the filing date (“Filing Date”) of this Form N-CSR (“Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)               There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1)    Code of Ethics

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)         Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

(c)        Notices to Fund’s shareholders in accordance with Rule 19a-1 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY CBRE GLOBAL INFRASTRUCTURE MEGATRENDS FUND

By:	/s/Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	August 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	August 5, 2022

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	August 5, 2022